PURCHASE AGREEMENT


     THIS PURCHASE AGREEMENT dated as of September 19, 2000, by and among Red River Energy, L.L.C, an Oklahoma limited liability company ("Purchaser"); Duke Energy Financial Services, LLC, a Delaware limited liability company, formerly by way of conversion Duke Energy Financial Services, Inc., a Delaware corporation ("Seller"); and Beta Oil & Gas, Inc., a Nevada corporation ("Beta"). TCM, L.L.C., an Oklahoma limited liability company ("Borrower"), joins in this Agreement for the purpose of consenting to the transactions contemplated hereby and making the covenants described below.

                                    RECITALS:

     WHEREAS, Borrower and Seller entered into that certain Credit Agreement dated as of August 18, 1998, as amended (the "Credit Agreement"), pursuant to which Seller extended credit to Borrower in an amount not to exceed $2,500,000.00 to be used for the development of certain undeveloped methane gas properties; and

     WHEREAS, Seller made principal advances to Borrower under and pursuant to the Credit Agreement, which indebtedness is evidenced by that certain Promissory Note dated August 18, 1998 issued by Borrower to Seller in the face amount of $2,500,000.00 (the "Note"); and

     WHEREAS, the indebtedness evidenced by the Note is secured by a Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of August 18, 1998 covering certain oil and gas properties and related fixtures, equipment, rights and other property, which instrument was ratified and amended by that certain Ratification of and Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated April 20, 1999 (collectively, the "Mortgage") and that certain Security Agreement dated August 18, 1998 (the "Security Agreement") granting a security interest on certain equipment and other property and rights of Borrower; and

     WHEREAS, pursuant to the Credit Agreement, Borrower has conveyed to Seller certain overriding royalty interests in oil and gas properties owned by Borrower (the "Overriding Royalty Interests") which are more fully described in Exhibit A attached hereto and incorporated herein by reference; and

     WHEREAS, Purchaser and Seller have agreed that Purchaser will purchase from Seller and Seller will sell to Purchaser of all of Seller's right, title and interest in and to the Note, the Mortgage, the Security Agreement, the Overriding Royalty Interests and all of the Seller's other rights and interests in the properties encumbered by the Mortgage to the extent such rights and interests arose pursuant to the terms of the Credit Agreement, subject to the terms, provisions and conditions set forth in this Agreement; and



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


     WHEREAS, Red River Energy, Inc., the parent of Purchaser, has entered into an Agreement and Plan of Merger dated November 19, 1999, as amended, with Beta pursuant to which Red River Energy, Inc. will become a wholly owned subsidiary of Beta; and

     WHEREAS, part of the consideration to be paid to Seller in connection with the transactions contemplated hereby are shares of the common stock of Beta and warrants which, upon exercise, would entitle the holder to purchase shares of the outstanding common stock of Beta. NOW THEREFORE, in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree, as follows:

     1. Purchase and Sale. For the consideration herein described, Purchaser agrees to purchase and acquire from Seller, and Seller agrees to sell, assign, convey and transfer, without warranty, express or implied except as set forth in this Agreement, and without recourse, to Purchaser the Note. In addition, Seller agrees to sell, assign, transfer and convey to Purchaser all of Seller's right, title and interest in, to and under (i) the Mortgage and the Security Agreement, and the liens, mortgages, charges, security interests, pledges and other rights granted thereby and created therein (the "Security Documents") and (ii) the Overriding Royalty Interests. By virtue of the consummation of the transactions contemplated by this Agreement, Purchaser will acquire, succeed to and assume all of the rights, titles and interests, as well as the duties, commitments and obligations of Seller in, to, under and relating to the Note and the properties, rights and interests covered by the Security Documents and the Overriding Royalty Interests. All proceeds and revenues attributable to production from the oil and gas properties encumbered by the Mortgage on and before the date of this Agreement shall belong to Seller and all proceeds and revenues attributable to production from the from the oil and gas properties encumbered by the Mortgage after the date of this Agreement shall belong to Purchaser. In addition, all proceeds and revenues attributable to production from the Overriding Royalty Interests on and before the date of this Agreement shall belong to Seller and all proceeds and revenues attributable to production from the Overriding Royalty Interests after the date of this Agreement shall belong to Purchaser. If either Seller or Purchaser should ever be paid or otherwise obtain possession of such proceeds or revenues which belongs to the other pursuant hereto, such party shall promptly remit such proceeds or revenues to the other.


     2. Purchase Price. At Closing, Purchaser will pay to Seller cash in the amount of $525,000.00. In addition, Beta will issue to Seller 10,000 shares of its common stock plus 100,000 warrants (the "Warrants"), each of which, upon exercise, will entitle the holder thereof to purchase one share of Beta common stock at a price equal to 125% of the per share closing price of Beta common stock as reported on the Nasdaq National Market at the close of business on the last trading day immediately preceding the date of Closing. The warrants will be exercisable for a period of 48 months and will be issued pursuant to the form of Warrant Agreement attached hereto as Exhibit B incorporated herein by referenced. The Warrants will be subject to call by Beta under the terms set forth in the Warrant Agreement.

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

     3. Purchaser's Representations and Warranties. Purchaser has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Purchaser of this Agreement have been duly authorized by all requisite action by Purchaser and its member, this Agreement constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except, in each case, as limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors' rights and (b) general principles of equity that restrict the availability of equitable remedies.

     4. Seller's Representations and Warranties. (a) Seller has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement have been duly authorized by all requisite action by Seller, this Agreement constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except, in each case, as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors' rights and (ii) general principles of equity that restrict the availability of equitable remedies.

     (b) Seller will assign, transfer and convey the Note, its interests in the Security Documents and the Overriding Royalty Interests free and clear of any lien, charge, encumbrance, security interest, pledge or other adverse claim which may have been created by or which may exist by virtue of Seller's action or inaction. Seller shall convey its title to the Overriding Royalty Interests with a special warranty protecting Purchaser from adverse claims arising by, through or under Seller but not otherwise.

     (c) In connection with its acquisition of the shares of Beta common stock, the Warrants and the shares of Beta common stock issuable upon exercise of the Warrants (the "Securities"), Seller represents, warrants and covenants that:

          (i) Seller is acquiring the Securities for investment purposes only and not with a view to the distribution thereof. Seller acknowledges that the issuance of the Securities has not been registered with the Securities Exchange Commission under the Securities Act of 1933, as amended, or with any state securities agencies or commission under any state securities or blue sky laws. Seller will not sell, assign or otherwise transfer the Securities or any portion thereof or interest therein except pursuant to a registration statement that has been filed with and declared effective by the Securities and Exchange Commission and any relevant state securities agencies or commissions or such transaction is made in strict compliance with the requirements and conditions of applicable exemptions from the registration requirements of such acts.

          (ii) Seller has received and reviewed copies of the Beta Annual Report on Form 10-K for year ended December 31, 1999; Beta Quarterly Reports on Form 10-Q for the periods ended September 30, 1999 and March 31, 2000 and June 30, 2000, and copies of the definitive Proxy Statement prepared for
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

     use in connection with management's solicitation of proxies for its annual meeting of shareholders to be held June 24, 2000. The said materials are referred to herein collectively as the "Disclosure Materials". Seller has had the opportunity to discuss Beta's business, management and financial affairs with its President and Chief Executive Officer or other executive officers of Beta and has had the opportunity to review Beta's plan of operation. Seller understands that such discussions, as well as the Disclosure Materials and any other written information issued by Beta were intended to describe certain aspects of Beta's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

          (iii) Seller further agrees that prior to the exercise of the Warrants at a time when the issuance of the shares of Beta common stock pursuant to the exercise of the Warrants has not been registered under the Securities Act of 1933, as amended, it will deliver to Beta a written representation that it is acquiring such shares for its own account for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof, and not with any present intention of distributing or selling the same and its agreement that any resales or other transfers of such shares will be subject to the same restrictions described in subsection (i). above. Each certificate representing the Securities shall be endorsed with the following legend:

          (i) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACT. NEITHER THE RECORD NOR THE BENEFICIAL OWNERSHIP OF SAID SECURITIES MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SAID SECURITIES UNDER SAID ACTS AND ANY OTHER APPLICABLE STATE SECURITIES LAWS OR RULES UNLESS IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACTS ARE AVAILABLE WITH RESPECT TO SUCH SALE OR TRANSFER AND SAID SALE OR TRANSFER IS MADE PURSUANT TO AND IN STRICT COMPLIANCE WITH THE TERMS AND CONDITIONS OF SAID EXEMPTIONS.

          (ii) Any other legend required by any state securities laws.

     5. Beta's Representations and Warranties. (a) Beta has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the issuance of the Securities as contemplated hereby. The execution, delivery and performance by Beta of this Agreement have been duly authorized by all requisite action by Beta, this Agreement constitutes a valid and binding obligation of Beta, enforceable against Beta in accordance with its terms, except, in each case, as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors' rights and (ii) general principles of equity that restrict the availability of equitable remedies.

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

     (b) The authorization, issuance, sale and delivery of the shares of Beta common stock and the Warrants, and the reservation of the shares of common stock issuable upon exercise of the Warrants, have been duly authorized by all requisite corporate action on the part of Beta. As of Closing, the Beta common stock and Warrants and, upon their issuance pursuant to the exercise of the Warrants in accordance with the Warrant Agreement, will be validly issued and outstanding, fully paid and nonassessable (except for the obligation under the Warrant Agreement to pay the exercise price upon an exercise of the Warrants), with no personal liability attaching to the ownership thereof.

     6. Conditions to Closing.  Consummation of the transactions contemplated by
        ---------- -- --------
this Agreement shall be contingent upon the satisfaction or waiver of each of the following conditions:

     (a) The acquisition of Red River Energy, Inc. by Beta shall have been consummated and Red River Energy, Inc. shall be a wholly owned subsidiary of Beta.

     (b) The representations and warranties of each of the parties shall be true and correct at the time of Closing to the same effect as at the date of this Agreement except as otherwise contemplated hereby.

     (c)  All  third  party  consents,   approvals  and  authority  required  to
consummate the transactions contemplated hereby shall have been received.

     (d) The Closing shall occur no later than September 15, 2000.

     7. No Merger of Title. It is contemplated and agreed by all the parties hereto that the acquisition of the Note and Seller's rights in the Security Documents and the Overriding Royalty Interests shall not constitute a forgiveness of any portion of the indebtedness evidenced by the Note or a merger of the rights, titles or interests represented by the Security Documents or the Overriding Royalty Interests with any rights, titles or interests of Borrower.

     8. Closing.  At the Closing the following  actions and deliveries  shall be
        -------
made:

     (a) The Seller will execute and deliver to Purchaser the following:

          (i) The Note endorsed with the phrase "Payable to the order of Red River Energy, L.L.C., without warranty, express or implied except as set forth in that certain Purchase Agreement dated as of September 19, 2000, by and among Red River Energy, L.L.C., Duke Energy Financial, LLC and Beta Oil & Gas, Inc., and without recourse."

          (ii) An Assignment of the Mortgage in recordable form and substance mutually acceptable to Seller and Purchaser and their respective counsel.

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

          (iii) An Assignment of Seller's rights under the Security Agreement in form and substance mutually acceptable to Seller and Purchaser and their respective counsel.

          (iv) Assignments of Financing Statements on Form UCC-3 showing the Purchaser to be the assignee of Seller's rights under the Security Agreement and with respect to the other security interests securing the indebtedness evidenced by the Note.

          (v) Conveyances of Overriding Royalty Interests in the form attached hereto as Exhibit C.

     (b) At the Closing, Beta will deliver or cause to be delivered to Seller:

          (i) Certificates evidencing 10,000 shares of the outstanding common stock of Beta.

          (ii) Executed Warrant Agreement in the form of Exhibit B hereto.

          (iii) Executed Warrant Certificate issued in the name of Seller evidencing 100,000 Warrants.

     (c) Purchaser will wire transfer funds to Seller's account in the amount of $525,000.

     (d)  Purchaser  will  deliver  to  Seller  by check  or  other  immediately available funds in the amount of Seller's costs and expenses incurred in connection with the negotiation and execution of this Agreement and consummation of the transactions contemplated by this Agreement, including Seller's reasonable attorneys' fees.

     9. Borrower  Covenants.  Borrower hereby covenants and agrees that from the
        --------  ----------
date of this Agreement and until the Closing:

     (a) It will operate the properties in a reasonable and workmanlike manner, consistent with the standards and practices of prudent operators of oil and gas properties in the area; and

     (b) It will apply the net proceeds from the production and sale of natural gas and crude oil from the properties (determined after operating costs, taxes, transportation costs and other costs or producing and marketing the natural gas and oil from the properties) will be applied to the outstanding indebtedness evidenced by the Note.

     10.  Piggyback  Registration  Rights.  (a) If Beta at any time  proposes to
          ---------  ------------  -------
register any shares of its common stock under the Securities Act of 1933, as amended (the "Securities Act") on a form which permits inclusion of the shares

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

of its common stock issued pursuant to this Agreement and any shares of its common stock issued upon an exercise of the Warrants (collectively, the "Shares"), it shall each such time give written notice to Seller of its intention to do so. Upon the written request (stating the intended method of disposition of such Shares) of Seller given within 30 days after receipt of any such notice, Beta shall, unless registration for immediate public sale of all of such requested Shares is determined by opinion of counsel satisfactory to such holder or holders not to be required, or unless the underwriter of such offering advises Beta that the inclusion of such Shares will adversely affect the market for the securities being registered by Beta (in which latter event Beta's obligation hereunder shall be limited to such number of Shares as the underwriter reasonably believes compatible with the success of such offering), use its best efforts to cause all of such Shares which Seller shall have requested be registered to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by Seller of such Shares so registered in the manner intended by such holder as set forth in such request. If and whenever Beta is required by the provisions of this Section 10 to use its best efforts to effect the registration under the Securities Act of any of the Shares issued upon an exercise of the Warrants, Beta shall, as expeditiously as possible:

          (i) furnish to Seller such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as Seller may reasonably request in order to facilitate the public sale or other disposition of such Shares;

          (ii) use every reasonable effort to register or qualify the Shares covered by a registration statement under such other securities or Blue Sky laws of such jurisdictions as Seller shall reasonably request, and do any and all other acts and things which may be necessary under such securities or Blue Sky laws to enable Seller to consummate the public sale or other disposition in such jurisdiction of the such Shares covered by such registration statement, except that Beta shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in any such jurisdiction;

          (iii) before filing the registration statement or any prospectus or any amendment or supplement to the registration statement or any prospectus with the Securities and Exchange Commission (the "Commission"), furnish counsel to Seller with copies of all such documents proposed to be filed; provided, however, that notwithstanding any other provisions of this
     Section  10,  Beta's  obligation  to register  securities  pursuant to this
     Section 10 shall be limited such that (1) Beta shall have no obligation to include any Shares in a registration statement under the Securities Act to the extent Seller is, in the opinion of counsel satisfactory to such holder, then eligible to resell all of such securities immediately under Rule 144 of the Act; (2) Beta shall have no obligation to register on any one occasion fewer than 10,000 Shares (adjusted for stock dividends, stock split-ups and the like) or such lesser number as represents all of such Shares outstanding entitled to registration rights under this Section 10;
     (3) Beta shall be required to register such Shares only if and to the extent that Seller furnishes Beta with a written statement of its intention to sell and such other information as Beta may reasonably request; and (4) Beta shall not be obligated to keep any registration statement filed in accordance with this Section 10 effective for more than ninety days.

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

     (b) All expenses incurred in effecting the registrations provided for in this Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Beta, expenses of any audits incident to or required by any such registration and expenses of complying with the securities or Blue Sky laws of any jurisdiction, but excluding fees and disbursements of counsel for Seller and underwriting commissions and discounts attributable to such Shares being sold by Seller shall be paid by Beta.

     (c) In the event of any registration of any of such Shares under the Securities Act pursuant to this Section 10, Beta shall indemnify and hold harmless Seller, each underwriter (as defined in the Securities Act), the directors and officers of such underwriter, each other person who participates in the offering of such securities and each other person, if any, who controls (within the meaning of the Securities Act) Seller, such underwriter or participating person against any losses, claims, damages or liabilities, joint or several, to which Seller, such underwriter, director or officer, participating person or controlling person may become subject under the Securities Act or any other statute or at common law, in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained, on the effective date thereof, in any Registration Statement (or a post-effective amendment to such Registration Statement, as the case may be) under which such Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any summary Prospectus issued in connection with such Shares, or any amendment or supplement thereto, or (ii) an omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such seller, underwriter, participating person or controlling person for any legal or other expenses reasonably incurred by Seller, such underwriter, director or officer, participating person or such controlling person in connection with investigating or defending any such loss, damage, liability or any action with respect thereto; provided, however, that Beta shall not be liable to any seller, underwriter, director or officer, participating person, or controlling person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement (or such registration statement as post-effectively amended, as the case may be), preliminary prospectus, final prospectus, summary prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished to Beta by any Seller, such underwriter, director or officer, participating person, or controlling person specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Seller, such underwriter, director or officer, participating person or controlling person, and shall survive transfer of the such Shares by Seller;

     (d) Seller, shall, by acceptance thereof, indemnify and hold harmless each other holder of any such Shares, Beta, its directors and officers, each underwriter (as defined in the Securities Act), the directors and officers of

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

such underwriter, and each other person, if any, who controls Beta or any underwriter, against any losses, claims, damages, or liabilities, joint or several, to which any such other holder, Beta, any such director or officer, any such underwriter, or any such controlling person may become subject under the Securities Act or any other statute or at common law, in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement (or a post-effective amendment to such registration statement, as the case may be) under which such Shares were registered under the Securities Act at the request of Seller, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with such Shares or any amendment or supplement thereto, or (ii) an omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) or (ii) to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished to Beta by Seller specifically for use therein, and shall reimburse Beta, each such other holder, underwriter, director or officer, or controlling person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or any action with respect thereto.

     (e) Indemnification similar to that specified in subsections (c) and (d) of this Section 10 shall be given by Beta and each holder of any of such Shares (with such modifications as shall be appropriate) covered by any registration or other qualification of securities under any federal or state securities law or regulation other than the Securities Act with respect to any such registration or other qualification effected pursuant to this Section 10.

     (f) Within 30 days after receipt by an indemnified  party under subsections
(c), (d) or (e) of this Section 10 of a complaint, claim or other notice of any loss, claim, damage, liability or action giving rise to a claim for indemnification under any such subsections, such indemnified party shall if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

     11. Consent to Transactions. By execution and delivery of this Agreement to
         ------- -- ------------- -
Seller, Borrower consents to the transactions contemplated under this Agreement.

     12. Entire  Agreement.  This Agreement is the entire agreement  between the
         ------  ----------
parties and shall supersede all prior agreements, documents or other instruments with respect to the matters covered hereby.

     13. Costs and Expenses. The reasonable costs and expenses incurred by Seller in connection with the negotiation and execution of this Agreement and consummation of the transactions contemplated by this Agreement, including its reasonable attorneys' fees, shall be paid by Purchaser. Except as specifically provided in the foregoing sentence, each party will pay its own costs and expenses incurred in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

     14.  Governing  Law. The terms and  conditions of this  Agreement  shall be
          ---------  ----
governed by, and interpreted in accordance with the provisions of, the laws of the State of Oklahoma.

     15. Descriptive  Headings and Captions.  Descriptive  headings and captions
         -----------  -------- --- ---------
are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement, or determining the rights, obligations or liabilities of any party hereto.

     16. Successors and Assigns.  This Agreement shall be binding upon and inure
         ---------- --- --------
to the benefit of and be enforceable by the successors and assigns of the parties hereto.

     17.  Counterparts.  This  Agreement  may  be  executed  in  any  number  of
          -------------
counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.

     18.  Further  Acts.  Each  party  shall take such  action or  execute  such
          -------  -----
documents, deeds, instruments of transfer or assignments as the parties deem necessary and proper to accomplish the transactions contemplated herein.

     19. No Effect on Other Agreements. Each party agrees that the execution, delivery and performance of this Agreement shall have no effect on that certain Gas Gathering and Purchase Agreement dated August 18, 1998, by and between Duke Energy Field Services, Inc. and Borrower or on other similar agreements.

     THIS AGREEMENT has been executed and delivered as of the date indicated above by the parties hereto listed below.

                                 DUKE ENERGY FINANCIAL SERVICES, LLC


                                 By:
                                     ------------------------------------------
                                 Name:
                                       ----------------------------------------
                                 Title:
                                        ---------------------------------------

                                 RED RIVER ENERGY, L.L.C.


                                 By:
                                     ------------------------------------------
                                 Name:
                                       ----------------------------------------
                                 Title:
                                        ---------------------------------------


                                 BETA OIL & GAS, INC.


                                 By:
                                     ------------------------------------------
                                 Name:
                                       ----------------------------------------
                                 Title:
                                        ---------------------------------------


                                 TCM, L.L.C.


                                 By:
                                     ------------------------------------------
                                 Name:
                                       ----------------------------------------
                                 Title:
                                        ---------------------------------------